Exhibit 10.11

                              DECLARATION OF TRUST


         Agreement and declaration of trust made April 24, 2000, by and between Apple Suites, Inc., a corporation organized and existing under the laws of the Commonwealth of Virginia, referred to in this declaration as trustee, and such persons or entities as may become parties to this declaration by acceptance of certificate shares, for the purpose of enabling the trustee to hold and manage the trust estate and to carry on business as provided below in this declaration.

         The trustee declares that all property now held or acquired after the effective date of this declaration by it or its successor, as trustee, and all income and profits from such property, shall be managed, administered, received, collected, disposed of, and distributed for the benefit of such persons as may from time to time be owners of certificates of shares evidencing beneficial interests in this trust estate, in the manner and subject to the terms and conditions set forth in this instrument and any amendments to this instrument.

         The property now held by the trustee subject to the terms of this trust consists of the following: Homewood Suites, 12 East Swedesford Road, Malvern, Pennsylvania 19355.

                                  ARTICLE ONE
                          CHARACTER OF THE ORGANIZATION

         It is expressly declared that there is created a trust, of the type commonly termed a business trust, pursuant to 15 Pa. C.S. Section 9501 et. seq., and not a partnership, a corporation, or a joint-stock association.

                                  ARTICLE TWO
                                NAME AND LOCATION

         A. The trustee may be designated as Apple Suites Pennsylvania Business Trust, in which name it makes and executes contracts and all kinds of instruments, conducts business, acquires and conveys real or personal property, and sues and is sued.

         B. The principal office of the trust shall be at 9 North Third Street, Richmond, Virginia 23219, unless and until it is changed by the trustee.

         C. The trustee may establish such branch offices or places of business as it shall determine to be in the best interests of the trust.



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                                 ARTICLE THREE
                            CAPITAL STOCK AND SHARES

         A. The beneficial interests in the trust shall be divided into 100 shares, no par value.

         B. The trustee may sell or exchange such shares to such persons, for such sums or other consideration, and on such terms, as it may deem expedient.

         C. The trustee shall issue or cause to be issued to subscribers for or purchasers of such shares, certificates in such form as the trustee deems proper, evidencing the beneficial interests of such share owners.

         D. The certificates shall be personal property and shall entitle owners of such certificates to participate in all dividends and other distributions of income or principal in the proportion which the number of shares of each owner bears to the total number of shares issued and outstanding.

         E. Any trustee of the trust may acquire, hold, and dispose of shares in the trust to the same extent and in the same manner as if it were not a trustee and without affecting in any way its status or power as such.

                                  ARTICLE FOUR
                               TRANSFER OF SHARES

         A. The shares of the trust shall be transferable by an appropriate instrument in writing and by the surrender to the trustee or to the person designated therefor by it, but no transfer shall be of any effect as against the trustee until it has been recorded upon the books of the trustee kept for that purpose. On the transfer and surrender, and recording in the trust books, a new certificate shall be issued to the transferee. In case of a transfer of only a part of the shares evidenced by a certificate, a new certificate for the residue shall be issued to the transferor.

         B. The person in whose name shares stand on the books of the trust shall be deemed to be and treated as the absolute owner of such shares for all purposes of this instrument, and until the existing certificate is surrendered and transfer is recorded as required above, the trustee shall not be affected by an notice, actual or constructive, of any transfer.

         C. Any person becoming entitled to become a shareholder in the trust as a result of the death or bankruptcy of any shareholder, or in any way other than by transfer in accordance with the above provisions of this article, may receive a new certificate for the share and be recorded on the books of the trust as the owner of such share, upon the production of proper evidence of his or her entitlement to such share and the delivery of the existing certificate to the trustee or any person designated by it. Until such evidence is produced and the existing certificate is surrendered, the trustee shall not be affected by any notice of the change in title.



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                                  ARTICLE FIVE
                       LOSS OR DESTRUCTION OF CERTIFICATE

         In case of the loss or destruction of a certificate of shares, a new one may be issued in its place, on such conditions as the trustee may deem necessary and proper.

                                  ARTICLE SIX
              EFFECT OF DEATH OF SHAREHOLDER OR TRANSFER OF SHARES

         A. The death, insolvency, or incapacity of one or more of the shareholders, or the transfer of shares, shall not operate to terminate or dissolve the trust or affect its continuity in any way, nor shall such event entitle any legal representative or other person to dissolve the trust or to partition the trust property or to demand an accounting.

         B. In the event of the death of a shareholder, or a transfer of shares, the transferee, heirs, legatees, or legal representatives of the decedent or transferor shall succeed to his or her rights.

                                 ARTICLE SEVEN
                            INSPECTION OF STOCK BOOKS

         The stock books of the trust, showing the ownership of all shares of the trust and recording all transfers of such shares, shall be subject to inspection by any shareholder or his or her attorney or agent at all reasonable times, under such reasonable conditions as the trustee may prescribe.

                                 ARTICLE EIGHT
                                    DIVIDENDS

         The trustee may, from time to time, declare and pay out of the net earnings received by it such dividends as it, in its discretion, deems proper and advisable.

                                  ARTICLE NINE
                             RIGHTS OF SHAREHOLDERS

         A. The rights of shareholders and of transferees and other persons becoming entitled to shares of the trust shall be subject to all the terms and conditions of this declaration of trust.

         B. The shares of the trust shall be personal property, and the ownership of such shares shall not give any person any legal or equitable title in or to the trust property or any part of such


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property,  but shall only  entitle  the owners of shares to their  proportionate shares of dividends and distributions as provided above.

         C. No shareholder shall have any rights to manage or control the property, affairs, or business of the trust, or any power to control the trustee in these respects.

         D. No shareholder shall have any right to a partition of the trust property or to an accounting during the continuation of the trust.

                                  ARTICLE TEN
                           LIABILITIES OF SHAREHOLDERS

         A. Shareholders shall not be liable for any assessment, and the trustee shall have no power to bind the shareholders personally.

         B. All persons dealing with or having any claim against the trustee or any officer or agent of the trust shall look only to the funds and property of the trust for the payment of any debt, claim, damage, judgment, or decree, or any money or thing that may become due or payable in any way, whether founded on contract or tort, and the shareholders shall not be personally or individually liable for any such debt, claim, damage, judgement, or decree.

         C. No amendment shall ever be made to this declaration of trust increasing or enlarging the liability of shareholders, without the written consent of all the shareholders.

                                 ARTICLE ELEVEN
                        SHAREHOLDERS' MEETINGS; ELECTIONS

         A. The shareholders shall meet at the principal office of the trust once each year for the purpose of electing the trustee(s) and of exercising and discharging any other powers or duties vested in them by this instrument.

         B. The trustee may call special meetings of shareholders at any time.

         C. The trustee shall notify all shareholders of the time and place of all meetings of shareholders, whether regular or special, and, in the case of special meetings, shall also give notice to all shareholders of the general purpose of the meeting and the nature of the business to be considered at such meeting, and such special meetings shall be limited to the business thus specified in the call, unless the owners of at least 50% of all outstanding shares consent in writing to the consideration of other matters.

         D. Notice mailed to a shareholder directed to him or her at the address shown on the books of the trust shall be deemed sufficient for the provisions of this article and for all other purposes unless written notice of change of address is given to the trustee.



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         E. At all meetings of shareholders, the president named by the trustee, or such other person as may be designated by the trustee, shall preside. Each share shall be entitled to one vote, and shareholders may vote by proxy. The owners of one-half of the issued and outstanding shares, or their proxies, shall constitute a quorum for the purposes of any meeting, In the election of the trustee, and on other matters except where it is otherwise provided in this instrument, a majority of the shares represented and voting at the meeting shall control.

                                 ARTICLE TWELVE
                             RESIGNATION OF TRUSTEE

         A. Any trustee may be removed during his or her term at any regular meeting of trustees or at any meeting specially called by any trustee for that purpose, by a majority of all trustees for any cause by them deemed sufficient.

         B. Written notification of any special meeting called for the purpose of considering the removal of any trustee shall be given or mailed to each trustee at least ten days prior to such meeting, but no such notification shall be necessary in the case of a regular meeting of trustees.

                                ARTICLE THIRTEEN
                   MEETINGS OF TRUSTEE; MANNER OF FUNCTIONING

         A. Regular meetings of the trustee shall be held at the principal office of the trust at least once a year, at such times as it may from time to time fix, and it may hold meetings at any time for the transaction of any business upon the call of any trustee. The president or, in his or her absence, any other person as the trustee may designate, shall preside at such meetings.

         B. No informality or defect in the manner of calling or holding meetings, and no failure to call or hold such meeting, shall affect the validity of any action taken by a majority of all trustees.

         C. A majority of trustees shall constitute a quorum; and the concurrence of all trustees shall not be necessary to the validity of any action taken by them, but the decision or action of a majority of trustees present and voting at any meeting shall be conclusive and binding as the act and decision of the trustees as a body.

         D. Any trustee may delegate to any one or more of their number the exercise of any power or the performance of any duty that trustees as a body might exercise or perform.



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                                ARTICLE FOURTEEN
                             REPORTS BY THE TRUSTEE

         The trustee shall annually make a written report of operations during the preceding fiscal year, showing receipts, disbursements, and earnings, and the assets and condition of the trust estate. Such report shall be kept on file at the principal office of the trust at all times, and shall be subject to inspection by any shareholder or his or her attorney or agent at any reasonable time; and a copy or summary of such report shall be furnished to any shareholder upon written request.

                                ARTICLE FIFTEEN
                               OFFICERS AND AGENTS

         A. The trustee shall appoint a president and a secretary, and such officers shall have such authority and shall perform such duties as the trustee shall prescribe and such as are usually incident to those offices in the case of corporations, so far as applicable and in the absence of the adoption of contrary provisions by the trustee.

         B. The terms of all officers shall be fixed by the trustee, and the trustee may at any time, with or without cause, remove or discharge any such officer or any agent or employee; provided, that the removal of an officer as such shall not affect its status as trustee.

                                ARTICLE SIXTEEN
                   GENERAL POWERS AND FUNCTIONS OF THE TRUSTEE

         A. The trustee shall hold the legal title to all property at any time belonging to the trust, and shall have absolute and exclusive control, management, and disposition of such property, and absolute and exclusive power and control over the management and conduct of the businesses and affairs of the trust, free from any power of control on the part of the shareholders.

         B. The trustee may hold, manage, deal with, and dispose of the property and business of the trust in the same manner as if it were the absolute owner of such property, subject only to the specific limitations placed on its powers by this instrument.

         C. The enumeration of powers contained in this article shall not be construed as limiting in any way the general powers conferred on the trustee. It shall have all powers necessary, convenient, or appropriate to the purposes and ends of this trust, and is authorized to take any action that it may deem proper to carry out such purposes.

         D. The trustee shall have the power, among others, to purchase or otherwise acquire property, and to sell, exchange, lease, mortgage, pledge, or in any manner dispose, encumber, improve, or deal with the property of the trust, or any part of such property or any interest in such property, on such terms and for such consideration and purposes as it deems proper.



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         E. The trustee may engage in business,  manufacture, and deal in goods, wares, and merchandise, incur indebtedness, borrow or loan money with or without security, enter into contracts of all kinds, execute, accept, discount, negotiate, and deal in commercial paper and evidences of indebtedness, execute conveyances, mortgages, deeds of trust, leases, and any other instrument in writing; it may invest and reinvest the trust funds; it may compromise or settle any suits, claims, or demands, or waive or release any rights, relating to the trust estate or business; it may appoint and employ officers, agents, and attorneys.

         F. The trustee may sue and be sued and prosecute and defend any and all actions affecting the trust or its business or property, either in the name of the trust or in its own name.

         G. The trustee may adopt and enforce such bylaws or rules and regulations, not inconsistent with the provisions of this instrument, as they may from time to time deem expedient; it may adopt and use a common seal; it may vote in person or by proxy any stock belonging to the trust estate, and receive the dividends on such stock.

                               ARTICLE SEVENTEEN
                           APPLICATION OF TRUST FUNDS

         A. Any act or thing done by the trustee, or by the officers or agents of the trust under authority from the trustee, shall, as to strangers dealing with such trustee, officers, or agents, be conclusively deemed to be within the purposes of this trust and within the powers of the trustee.

         B. No person dealing with the trustee or with any officer or agent of the trust, shall be bound to see to the application by the trustee of any funds or property passing into its hands or control.

                                ARTICLE EIGHTEEN
                            LIABILITY OF THE TRUSTEE

         A. No trustee shall be liable for any act or omission whatsoever of any other trustee or of any officer, agent, or employee of the trust.

         B. No trustee shall be liable for any negligence or error in judgment, or for any act or omission, except for its own willful breach of trust.

         C. No trustee shall be required to give any bond or surety to secure the performance of the trust.

         D. Every act or thing done or omitted, and every power exercised or obligation incurred by any trustee in the administration of the trust or in connection with any business, property, or concern of the trust, whether ostensibly in its own name or in its trust capacity, shall be done, omitted, exercised, or incurred by it as trustee and not as individuals.



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         E. Every person  contracting  or dealing with the trustee or having any debt, claim, or judgment against it shall look only to the funds and property of the trust for payment or satisfaction. No trustee, officer, or agent of the trust shall ever be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of, or preservation of, the trust estate or the conduct of any business of the trust. A stipulation or notice to this effect may be inserted in any contract, order, or other instrument made by the trustee or its officers or agents, and on stationery used by it, but the omission of such stipulation or notice shall not be construed as a waiver of the above-stated provision, and shall not render the trustee, officers, or agents personally liable.

                                ARTICLE NINETEEN
                REIMBURSEMENT AND INDEMNIFICATION OF THE TRUSTEE

         Each trustee shall be indemnified by and reimbursed from the trust estate for any personal liability, loss, or damage incurred or suffered by it, including liability, loss or damage resulting from torts, in the administration of the trust estate or in conducting any business or performing any act authorized or permitted by this declaration of trust or any amendment to this declaration, except such as may arise from its own willful breach of trust; but such indemnity or reimbursement shall be limited to the trust estate, and no shareholder shall be personally or individually liable for such indemnity or reimbursement to any extent.

                                 ARTICLE TWENTY
                                    AMENDMENT

         This declaration of trust may be amended in any particular, except as regards the liability of shareholders, by the trustee, but only with the consent of the owners of at least two-thirds of the shares, or their proxies, voting at a meeting called for that purpose pursuant to notice given as provided in this instrument and specifying the purpose of the meeting and the nature of the proposed amendment.

                               ARTICLE TWENTY-ONE
                            DURATION AND TERMINATION

         A. The duration of this trust shall be perpetual, unless sooner terminated.

         B. The trustee may terminate and dissolve this trust at any time, but only with the assent of the owners of at least two-thirds of the shares, or their proxies, voting at a meeting called for that purpose pursuant to notice given as provided in this instrument and specifying the purpose of the meeting.



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         C. On the  termination  of this trust by any cause,  the trustee  shall liquidate the trust estate, wind up its affairs, and dispose of its property and assets at public or private sales, and, after discharging all legal obligations of the trust, shall distribute the proceeds among the shareholders in proportion to their interests, and for these purposes the trustee shall continue to act until such duties have been fully performed.

                               ARTICLE TWENTY-TWO
                                  GOVERNING LAW

         This instrument and the trust shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         In witness, the parties have executed this declaration of trust on the day and year first above written.


                                            Apple Suites, Inc., as trustee



                                            By:   /s/  Glade M. Knight
                                                ------------------------------
                                            Name:  Glade M. Knight
                                            Title: CEO and President




                                            Apple Suites, Inc., shareholder



                                            By:   /s/  Glade M. Knight
                                                ------------------------------
                                            Name:  Glade M. Knight
                                            Title: CEO and President